                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

   The directors of Anchor Financial Corporation (the "Company") whose signatures appear below hereby appoint Stephen L. Chryst or Tommy E. Looper as their attorney to sign, in their name and behalf and in any and all capacities stated below, the Company's Annual Report on Form 10-K pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, and such persons hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof.

   This Power of Attorney has been signed by the following persons in the capacities indicated on the 14th day of February 2000.

              Signature                                       Title
              ---------                                       -----

     /s/ C. Jason Ammons, Jr.                                Director
--------------------------------------
         C. Jason Ammons, Jr.


    /s/ Howell V. Bellamy, Jr.                               Director
--------------------------------------
        Howell V. Bellamy, Jr.


    /s/ W. Cecil Brandon, Jr.                                Director
--------------------------------------
        W. Cecil Brandon, Jr.


      /s/ James E. Burroughs                                 Director
--------------------------------------
          James E. Burroughs


      /s/ Mason R. Chrisman                                  Director
--------------------------------------
          Mason R. Chrisman


        /s/ Robin H. Dial                                    Director
--------------------------------------
            Robin H. Dial


       /s/ Chester A. Duke                                   Director
--------------------------------------
           Chester A. Duke


        /s/ J. Bryan Floyd                                   Director
--------------------------------------
            J. Bryan Floyd

              Signature                                       Title
              ---------                                       -----

     /s/ Charles B. McElveen                                 Director
--------------------------------------
         Charles B. McElveen


    /s/ W. Gairy Nichols, III                                Director
--------------------------------------
        W. Gairy Nichols, III


       /s/ Ruppert L. Piver                                  Director
--------------------------------------
           Ruppert L. Piver


       /s/ Thomas J. Rogers                                  Director
--------------------------------------
           Thomas J. Rogers


     /s/ John C.B. Smith, Jr.                                Director
--------------------------------------
         John C.B. Smith, Jr.


    /s/ Albert A. Springs, III                               Director
--------------------------------------
        Albert A. Springs, III


        /s/ J. Roddy Swaim                                   Director
--------------------------------------
            J. Roddy Swaim


       /s/ Harry A. Thomas                                   Director
--------------------------------------
           Harry A. Thomas